                                                                   EXHIBIT 99.A4


                                  Exhibit 27(g)



                             Reinsurance Agreements
       Reinsurance Treaty dated September 30, 2000 and Amendments Thereto
                                       And
          Reinsurance Treaty dated July 1, 2002 and Amendments Thereto

                      AUTOMATIC POOL REINSURANCE AGREEMENT
                referred to in this Document as the "Agreement"

                          EFFECTIVE SEPTEMBER 30, 2000

                                      among

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       TRANSAMERICA LIFE INSURANCE COMPANY

              referred to in this Agreement as the "Ceding Company"

                                       and

                        EMPLOYERS REASSURANCE CORPORATION

                      GENERAL & COLOGNE LIFE RE OF AMERICA

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

       collectively referred to in this Agreement as the "Pool Reinsurers"

                                TABLE OF CONTENTS

Article I         Scope of the Agreement                                       Page 1
                     Parties to the Agreement
                     Effective Date of the Agreement
                     Scope of the Agreement
                     Duration of the Agreement
                     Definitions

Article II        Reinsurance Coverage                                         Page 2
                     Automatic Reinsurance
                     Facultative Reinsurance
                     Facultative Reinsurance Outside This Agreement
                     Basis of Reinsurance

Article III       Procedures                                                   Page 4

Article IV        Liability                                                    Page 6

Article V         Reinsurance Rates and Payments                               Page 7
                       Tax Reimbursement
                       Experience Refund

Article VI        Changes to the Reinsurance                                   Page 9
                       Errors and Oversights
                       Misstatement of Age or Sex
                       Changes to the Underlying Policy
                       Reductions, Terminations and Reinstatements

Article VII       Recapture                                                    Page 11

Article VIII      Claims                                                       Page 13

Article IX        Arbitration                                                  Page 16

Article X         Insolvency                                                   Page 18

Article XI        Inspection of Records                                        Page 19

Article XII       Offset                                                       Page 19

Article XIII      Execution of the Agreement                                   Page 20

                                    EXHIBITS

Exhibit A         Reinsurance Coverage
                  Underwriting Guidelines
                  Retention Limits
                  Automatic Acceptance Limits
                  Exclusions to Automatic Reinsurance Coverage,
                  including Jumbo Limits

Exhibit B         Administration and Reporting Forms

Exhibit C         Rates and Allowances
                  Net Amount at Risk Calculation

Exhibit D         Conditional Receipt

Exhibit E         Illustration of Reinsurance Ceded

Exhibit F         Total Policy Liability Statement

                       ARTICLE I - SCOPE OF THE AGREEMENT

1.       PARTIES TO THE AGREEMENT

         The Ceding Company and the Pool Reinsurers mutually agree to transact reinsurance business according to the terms of this Agreement. This Agreement is for indemnity reinsurance and the Ceding Company and the Pool Reinsurers are the only parties to the Agreement. There will be no right or legal relationship whatsoever between the Pool Reinsurers and any other person having an interest of any kind in policies reinsured under this Agreement.

2.       EFFECTIVE DATE OF THE AGREEMENT

         This Agreement will go into effect at 12:01 A.M., September 30, 2000 and will cover policies shown in Exhibit A issued and after that date.

3.       SCOPE OF THE AGREEMENT

         The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement. There are no other understandings or agreements regarding the policies reinsured other than as expressed in this Agreement. Either the Ceding Company or any of the Pool Reinsurers may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by all parties.

         The Retention Limits and Binding Limits of the Ceding Company as shown in Exhibit A are based only on the amounts of insurance administered by the administrative office of Aegon USA in St Petersburg, Florida and/or by any third party administrator administering insurance on behalf of this administrative office.

4.       DURATION OF THE AGREEMENT

         The duration of this Agreement will be unlimited. However, any of the Pool Reinsurers may terminate their participation in the Agreement for new reinsurance at any time by giving the Ceding Company ninety (90) days prior written notice. The Ceding Company may terminate the entire Pool or the participation of any Pool Reinsurer by giving ninety (90) days prior written notice. Reinsurance will continue to be placed during the ninety-day period. The Ceding Company has the right, upon termination of any Pool Reinsurer under this Agreement, to re-allocate the quota share percentages among the remaining Pool Reinsurers upon Pool Reinsurers consent, or to name a new Pool Reinsurer to the Agreement.

         Existing reinsurance will not be affected by the termination of this Agreement or by the termination of the participation of any of the Pool Reinsurers for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as the Ceding Company complies with this Agreement and continues to pay reinsurance premiums as shown in Article V (Reinsurance Rates and Payment). The Pool Reinsurers will accept liability for any claims or premium refunds which are not reported to them within ninety (90) days following the termination or expiry of the last cession reinsured under this Agreement, provided that the Ceding Company has taken prompt and reasonable action to identify those claims.

5.       DEFINITIONS

         ULTIMATE NET AMOUNT AT RISK: Largest value in column (S), Actual Reinsurance, of Exhibit E.

         INITIAL SPECIFIED AMOUNT: Amount shown on the Policy Schedule page of the life insurance contract.

         QUOTA SHARE PERCENTAGE: Reinsurer's percentage of risk on Automatic Reinsurance and Special Pool Facultative Reinsurance.

         PARTICIPATION PERCENTAGE: Percentage that the facultative reinsurer agrees to reinsure on Regular Facultative Reinsurance.

                        ARTICLE II - REINSURANCE COVERAGE

1.       AUTOMATIC REINSURANCE

         The Pool Reinsurers will automatically accept reinsurance of life benefits for individually underwritten ordinary life policies on the lives of permanent residents of the United States or United States Territories in accordance with the provisions and limitations shown in Exhibit A.

         The Pool Reinsurers will also automatically accept reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A, Part I.

         The Ceding Company has the right to modify its retention limits shown in Exhibit A, Part II at any time. If the retention limits are reduced, the Ceding Company will notify the Pool Reinsurers in writing before reinsurance can be ceded on the basis of the reduced retention limits.

         The Pool Reinsurers have the right to amend the Automatic Acceptance Limits shown in Exhibit A, Part III if the Ceding Company modifies its retention limits. The Pool Reinsurers also have the right to modify the Automatic Acceptance Limits if the Ceding Company elects to participate in another arrangement or arrangements to secure additional automatic binding capacity. However, the Pool Reinsurers must exercise their option to amend the Automatic Acceptance Limits within ninety (90) days of notification of the change in retention limits or the placement of additional automatic binding capacity.

2.       FACULTATIVE REINSURANCE

         Applications for reinsurance of amounts in excess of the Automatic Acceptance Limits, and any risks which the Ceding Company does not care to cede automatically or may not be so ceded under the terms of this Agreement, may be submitted to the Lead Facultative Reinsurer specified in Exhibit A for facultative consideration either as the Lead Facultative Reinsurer for the Pool Reinsurers or as an independent reinsurer, as described in Article III. Procedures below.

         If the Ceding Company determines to replace the Lead Facultative Reinsurer, it will be necessary to appoint a replacement Lead Facultative Reinsurer and such replacement will be appointed by the Ceding Company. The Ceding Company will notify all Pool Reinsurers thirty (30) days prior to the assignment of the new Lead Facultative Reinsurer.

3.       FACULTATIVE REINSURANCE OUTSIDE THIS AGREEMENT

         The Ceding Company retains the right to reinsure facultatively with any reinsurer who is not a Pool Reinsurer. In such case, the risk shall not be covered under this Agreement. The Ceding Company will attempt to place business facultatively outside this Agreement only after having failed to obtain desired facultative reinsurance from among the Pool Reinsurers.

4.       BASIS OF REINSURANCE

         Life reinsurance under this Agreement will be on the Monthly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured into the Pool. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Part I.

         Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.

5.       UNDERWRITING GUIDELINES

         The Pool Reinsurers intend to approve the policy's Ultimate Net Amount at Risk based on the agreed upon percentages of the insured's net worth as described in Exhibit A. The Pool Reinsurers reserve the right to use these percentages as a guideline only and are not bound to the percentages under any circumstance.

                            ARTICLE III - PROCEDURES

1.       AUTOMATIC REINSURANCE

         Individual notification for the placement of automatic reinsurance will not be necessary. Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), new business or changes to existing reinsurance will be shown on the Ceding Company's periodic billing report.

2.       FACULTATIVE REINSURANCE INSIDE THIS AGREEMENT

         SPECIAL POOL FACULTATIVE REINSURANCE. If a case is submitted to the Lead Facultative Reinsurer for the Pool Reinsurers for facultative consideration, the Lead Facultative Reinsurer can authorize the Ceding Company to cede to the Pool Reinsurers the excess, if any, over the Ceding Company's regular retention for the risk amounts described in Exhibit A,V. The Lead Facultative Reinsurer can authorize the Ceding Company to cede to the Pool Reinsurers their respective Quota Share Percentage shown in Exhibit A. Submissions cannot be made to the Lead Facultative Reinsurer on cases submitted facultatively to other reinsurers, including other Pool Reinsurers, nor when the amount applied for and in force with all companies exceeds the Jumbo Coverage Limit as identified in Exhibit A,VI.2. When submitting a case to the Lead Facultative Reinsurer, the Ceding Company will indicate whether it is asking the Lead Facultative Reinsurer to act as Lead Facultative Reinsurer for the Pool Reinsurers or as an independent reinsurer. The Ceding Company will submit to the Lead Facultative Reinsurer copies of the original application, the complete underwriting file and all other information the Ceding Company may have pertaining to the insurability of the risk. The Lead Facultative Reinsurer shall promptly communicate an offer of reinsurance on the risk to the Ceding Company. The Lead Facultative Reinsurer's evaluation of the case will be used to issue the case and to bind all Pool Reinsurers.

         When a policy is placed in force on which reinsurance is to be ceded to the Pool Reinsurers, the Ceding Company will notify the Pool Reinsurers that the reinsurance has been effected by including an entry on the Ceding Company's next periodic billing report.

         REGULAR FACULTATIVE REINSURANCE. If the amount of reinsurance required is in excess of the Ceding Company's regular retention or if the case is being or has been submitted to other reinsurers for facultative consideration, the Special Pool Facultative Reinsurance coverage does not apply. Such cases may be submitted to the Lead Facultative Reinsurer for its own account independent of the Pool Reinsurers. On such cases, if the Lead Facultative Reinsurer makes an offer to reinsure the risk, the Ceding Company must accept the offer during the lifetime of the proposed insured, but not later than one hundred twenty days after the offer is made, to effect the reinsurance.

         The Company's acceptance of the Lead Facultative Reinsurer's offer will be documented by a dated notation in the Ceding Company's underwriting file and subsequent formal notice to the Lead Facultative Reinsurer.

3.       REFERENCE MATERIALS

         Upon request and subject to availability, the Ceding Company will use its best efforts to obtain reference materials which may be required by the Pool Reinsurers for proper administration of reinsurance under this Agreement.

                             ARTICLE IV - LIABILITY

1.       AUTOMATIC REINSURANCE

         Subject to the provisions of Article VI, Section 4 and Article VII, the liability of the Pool Reinsurers for reinsurance placed automatically under this Agreement will begin and end simultaneously with that of the Ceding Company for the underlying policy on which reinsurance is based.

2.       FACULTATIVE REINSURANCE

         The liability of the Pool Reinsurers (when the Lead Facultative Reinsurer is acting on behalf of the Pool Reinsurers) shall commence simultaneously with that of the Ceding Company provided the Ceding Company has accepted, during the lifetime of the insured and within one hundred twenty (120) days of the offer, a facultative offer made by the Lead Facultative Reinsurer on that life.

         The liability of a Pool Reinsurer acting as an independent reinsurer shall commence simultaneously with that of the Ceding Company provided the Ceding Company has accepted, during the lifetime of the insured and within one hundred twenty (120) days of the offer, a facultative offer made by the Pool Reinsurer on that life.

3.       CONDITIONAL RECEIPT LIABILITY

         The Pool Reinsurers will be liable for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt to the extent that the Ceding Company is liable.

4.       CONTINUATION OF LIABILITY

         Continuation of the Pool Reinsurers' liability is conditioned on the Ceding Company's payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

5.       ADJUSTABLE TERM INSURANCE RIDER (ATIR) LIABILITY

         The maximum liability for the Adjustable Term Insurance Rider on policies that have the ATIR attached to them is the Target Death Benefit Schedule provided to the Pool Reinsurers and is limited to their quota share percentage of the maximum Target Death Benefit.

         An illustration similar to that shown in Exhibit E will be provided to the Pool Reinsurers to illustrate the maximum ceded amount.

         All Pool Reinsurers will execute a Total Policy Liability Statement. At the time this Agreement is executed by the Pool Reinsurers, a copy of each Pool Reinsurers' Total Liability Statement will be attached to and made a part of this Agreement and labeled Exhibit F.

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS

1.       REINSURANCE RATES

         The rates that the Ceding Company will pay to the Pool Reinsurers for reinsurance covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount at risk reinsured as of that period.

         For reasons relating to deficiency reserve requirements by the various state insurance departments, the rates shown in Exhibit C cannot be guaranteed for more than one year. While all parties anticipate that reinsurance rates shown in Exhibit C will continue to be charged, it may become necessary to charge a guaranteed rate that is the greater of the rate from Exhibit C or the corresponding statutory net premium rate based on the required statutory valuation mortality table at 4.5% interest for the applicable mortality rating.

         If the original policy is issued with interim insurance, the Ceding Company will pay the Pool Reinsurers a reinsurance rate for the interim period that is the same percentage of the first year premium that the interim period bears to twelve (12) months. The rate that the Ceding Company pays the Pool Reinsurers for the first policy year after the interim period will be calculated on the basis of the full annual reinsurance rate.

         The age basis for all products is Age Nearest Birthday except for the Private Placement VUL which is Age Last Birthday. Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

         All financial transactions under this Agreement will be in United States dollars, unless the parties mutually agree to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C, if necessary.

2.       PAYMENTS

         The Ceding Company will be responsible for administration of the periodic reporting of its statements of account and payment of balances due to the Pool Reinsurers as shown in Exhibit B.

         Within thirty (30) days after the close of each reporting period, the Ceding Company will send each Pool Reinsurer a statement of account for that period along with payment of the full balance due. If the statement of account shows a balance due the Ceding Company, each Pool Reinsurer will remit the appropriate amount within thirty (30) days of receipt of the statement of account.

         In order to eliminate reporting of trivial amounts, the Ceding Company will send statements of account to the Pool Reinsurers monthly, but will only send payment when the total balance due equals or exceeds $100.00.

         The Ceding Company's timely payment of reinsurance premiums is a condition precedent to the continued liability of the Pool Reinsurers. If the Ceding

         Company has not paid the balance due to the Pool Reinsurers by the thirty-first (31st) day following the close of the reporting period, the Pool Reinsurers have the right to give thirty (30) days' written notice of their intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty (30) day period, the liability of the Pool Reinsurers will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though reinsurance has been terminated, the Ceding Company will continue to be liable for the payment of unpaid balances along with interest charges equivalent to the 30 Day Treasury Bill rate as published in the Money Rate Section or any successor section of The Wall Street Journal on the first business day following the date the premiums are deemed delinquent.

         Reinsurance terminated for non-payment of balances due may be reinstated at any time within sixty (60) days of the date of termination, by the Ceding Company's payment of all balances due and interest charged in full to the Pool Reinsurers. However, the Pool Reinsurers will have no liability for claims incurred between the termination date and the reinstatement date.

3.       TAX REIMBURSEMENTS

         Details of any reimbursement of premium taxes that the Ceding Company pays on behalf of reinsurance payments to the Pool Reinsurers are shown in Exhibit C, Section VIII. (Premium Taxes).

         The parties mutually agree to the following pursuant to Section 1.848-2
         (g) (8) of the Income Tax Regulation issued December 29, 1992 under
         Section 848 of the Internal Revenue Code of 1986, as amended. This election will be effective for all taxable years for which this Agreement remains in effect.

         The terms used in this Section are defined in Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Section 1.848-2
         (f) or "gross premium and other consideration" as defined in Section 1.848-3 (b), as appropriate.

         a) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the General Deductions Limitation of IRC
                  Section 848(c)(1).

         b) The parties mutually agree to exchange information pertaining to the amount of net consideration under this Agreement by May 1 of each year to ensure consistency. The parties also mutually agree to exchange information otherwise required by the Internal Revenue Service. Any disputes regarding the information provided by the parties will be resolved no later than June 1 of each year.

4.       EXPERIENCE REFUND

         Details of any Experience Refund payable to the Ceding Company will be shown in Exhibit C. Section XI. (Experience Refund).

                     ARTICLE VI - CHANGES TO THE REINSURANCE

1.       ERRORS AND OVERSIGHTS

         Unintentional clerical errors, omissions or misunderstandings in the administration of the Agreement by the Ceding Company or any Pool Reinsurer shall not invalidate the reinsurance hereunder provided the error, omission or misunderstanding is corrected promptly after discovery.

         All parties shall be restored, to the extent possible, to the position they would have occupied had the error, omission or misunderstanding not occurred, but the liability of any Pool Reinsurer under this Agreement shall in no event exceed the limits specified herein.

2.       MISSTATEMENT OF AGE OR SEX

         If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in the underlying policy, all parties will share in the change in proportion to their original liabilities at the time the policy was issued.

3.       CHANGES TO THE UNDERLYING POLICY

         a) All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. The Ceding Company will notify the Pool Reinsurers of the change and the appropriate premium adjustment on its periodic statement of account.

         b) Increases resulting from contractual provisions and policies, including policies in corridor, with increasing net amounts at risk will not be considered new business and will continue to be reinsured under this Agreement, subject to five (5) times the initial specified amount. Such increases will be reinsured on a point in scale basis utilizing the attained age reinsurance premiums.

         c) Increases in the death benefit of policies that are not currently reinsured, but on which we have kept our full retention, will also be reinsured on a point in scale basis utilizing the attained age reinsurance premiums, and will also be subject to five (5) times the Initial Specified Amount.

         d) All other increases are subject to approval of the Pool Reinsurers. Ceding Company will provide all Pool Reinsurers copies of all documents relating to the change in coverage.

4.       REDUCTIONS, TERMINATIONS AND REINSTATEMENTS

         If any part of the underlying policy on a life reinsured under this Agreement is reduced or terminated, the amount reinsured will also be reduced or terminated to the extent that the Ceding Company will continue to maintain its appropriate retention limit as shown in Exhibit A for the issue age and table rating of the insured. The Ceding Company will not be required to assume amounts in excess of the retention limit that was in force when the affected policy was issued.

         Reductions or terminations to any one policy will neither affect nor change the Ceding Company's retention on existing policies covering the same insured life.

         The amount of the reduction will be applied on a proportional basis to each Pool Reinsurer's net amount at risk at the same proportion that the Pool Reinsurer's initial amount of reinsurance bore to the total initial amount reinsured.

         If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance coverage will also terminate.

         If a policy reinsured automatically lapses and is reinstated in accordance with the Ceding Company's standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. Otherwise, the Pool Reinsurer that bound the reinsurance initially must approve the reinstatement for facultative consideration. If the Pool Reinsurer assumes the risk, then the Ceding Company will reinstate the policy. The Ceding Company will provide the Pool Reinsurers with copies of reinstatement papers only upon request. The Ceding Company will notify the Pool Reinsurers of the reinstatement on its periodic statement of account, and it will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of any interest collected. Thereafter, reinsurance payments will be in accordance with Article V. (Reinsurance Rates and Payments).

                             ARTICLE VII - RECAPTURE

1.       BASIS OF RECAPTURE

         If the Ceding Company increases its retention limits shown in Exhibit A, III. it may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if:

         a) the Ceding Company has maintained the maximum retention limit for the age and mortality rating of the insured when the underlying policy was issued. Policies on which the Ceding Company retained a reduced retention or no retention will not be eligible for recapture; and

         b) the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX. The recapture period will always be measured from the original policy issue date.

2.       METHOD OF RECAPTURE

         The Ceding Company will give the Pool Reinsurers written notice of its intention to recapture within ninety (90) days of the effective date of the retention increase. If the Ceding Company elects to recapture at a later date, it will give the Pool Reinsurers additional written notice before beginning the recapture.

         When the Ceding Company has given the Pool Reinsurers written notice of intent to recapture, and the date that the recapture will begin:

         a)       All eligible policies will be recaptured;

         b) Reinsurance will be reduced on the next anniversary date of each eligible policy;

         c) Reinsurance on each eligible policy will be reduced by an amount that will increase the Ceding Company's retention to the then current limit set forth in Exhibit A, as amended.

         d) If there is reinsurance in force in other reinsurers on any one insured life, the reduction of the reinsurance in force under this Agreement will be in the same proportion that the amount reinsured with the Pool Reinsurers bears to the total reinsurance coverage on the life, if the other reinsurance is eligible for recapture at the same time;

         e) If at the time of recapture the insured is disabled and premiums are being waived under any type of Disability Benefit Rider, only the life benefit will be recaptured. The reinsured portion of the Disability Benefit Rider will remain in force until the policy is returned to premium-paying status, at which time it will be eligible for recapture.

         If the Ceding Company omits or overlooks the recapture of any eligible policy or policies, the acceptance of reinsurance payments by the Pool Reinsurers after the date the recapture would have taken place will not cause the Pool Reinsurers to be liable for the amount of the risk that would have been recaptured. The Pool Reinsurers will be liable only for a refund of reinsurance payments received, without interest.

         If the Ceding Company's retention increase is due to its purchase by or purchase of another company, or its merger, assumption or any other affiliation with another company, no immediate recapture will be allowed. However, the Ceding Company may recapture eligible policies once the Recapture Period set out in Exhibit C, Section IX. has expired.

                              ARTICLE VIII - CLAIMS

1.       NOTICE OF CLAIM

         Subject to the provisions of Section 2 of this Article, the Ceding Company will notify the Pool Reinsurers promptly when it receives notice that a claim has been incurred on a policy reinsured under this Agreement, and it will also forward copies of the death certificate and the claimant's statement as each document becomes available. The Ceding Company will send copies of additional information on the claim, including copies of the application and underwriting papers, upon the request of any of the Pool Reinsurers.

2.       SETTLEMENT OF CLAIMS

         For non-contestable claims on policies with face amounts of $1,500,000 or less, including compromises, the Pool Reinsurers will accept the good faith decision of the Ceding Company. The Ceding Company will consult with the Pool Reinsurers whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         For claims on policies with face amounts in excess of $1,500,000, the Lead Claim Reinsurer specified in Exhibit A will review the claim papers on behalf of the other Pool Reinsurers. The Ceding Company will consult with the Lead Claim Reinsurer before the Ceding Company makes any admission or acknowledgment of the validity of the claim. The action taken by the Lead Claim Reinsurer will be binding on the other Pool Reinsurers.

         Once the Pool Reinsurers have received the proofs cited in Section 1 of this Article, and upon evidence of the Ceding Company's settlement with the claimant, they will discharge their net reinsurance liability by paying one lump sum to the Ceding Company. The Pool Reinsurers will also reimburse the Ceding Company for any unearned premiums.

         The Ceding Company will consult with the Pool Reinsurers before conceding any liability or making any settlement with the claimant whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         Claim settlements will be administered in good faith, according to the standard procedures the Ceding Company applies to all claims, whether reinsured or not.

3.       CONTESTED CLAIMS

         The Ceding Company will immediately notify the Pool Reinsurers if it intends to contest, compromise or litigate a claim involving reinsurance and will give each Pool Reinsurer an opportunity to review the claim papers. If any Pool Reinsurer prefers not to participate in the contest, compromise or claim litigation, that Pool Reinsurer will notify the Ceding Company of its decision within fifteen (15) days of its receipt of the claim papers, and that Pool Reinsurer will immediately pay the full amount of reinsurance due to the Ceding Company. Once the Pool

         Reinsurer has paid its reinsurance liability, it will not be liable for legal and/or investigative expenses, it will have no further liability for expenses associated with the contest, compromise or litigation and it will not share in any subsequent increase or reduction of the policy face amount.

         When the Pool Reinsurers agree to participate in a contest, compromise or claim litigation involving reinsurance, the Ceding Company will give each participating Pool Reinsurer prompt notice of the beginning of any legal proceedings involving the contested policy. The Ceding Company will promptly furnish the participating Pool Reinsurers with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

         The participating Pool Reinsurers will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as their Net Amount at Risk bears to the Ceding Company's Net Amount at Risk. The participating Pool Reinsurers will not reimburse expenses associated with non-reinsured policies.

         If the contest, compromise or litigation results in a reduction in the liability of the contested policy, the participating Pool Reinsurers will share in the reduction in the same proportion that the amount reinsured with each Pool Reinsurer bore to the amount payable under the terms of the policy on the date of death of the insured.

         If the contest, compromise or litigation results in a dismissal of the claim and a return of the premium to the claimant and/or to the beneficiary(ies), the participating Pool Reinsurers will refund all premiums that the Ceding Company has paid to them.

4.       CLAIM EXPENSES

         The Pool Reinsurers that have elected to participate in a contest, compromise or claim litigation will pay their proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable:

         a)       investigative expenses;

         b)       outside legal counsel fees;

         c) penalties and interest imposed automatically by statute and rising solely out of a judgment rendered against the issuing company in a suit for policy benefits, so long as such penalties and interests do not compensate the Ceding Company for new elements of extra-contractual damages.

         d) interest paid to the claimant on death benefit proceeds according to the practices of the Ceding Company and either at the same rate as used by the Ceding Company, or at the rate prescribed by state law.

         The Pool Reinsurers' share of claim expenses will be in the same proportion that their liability bears to the liability of the Ceding Company.

         The Ceding Company will be responsible for payment of the following claim expenses, which are not considered items of "net reinsurance liability" as referenced in Section 2. of this Article:

         a) routine administrative expenses for the home office or elsewhere, including the salaries of the Ceding Company's employees;

         b) expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which the Ceding Company admits are payable.

5.       EXTRA CONTRACTUAL DAMAGES

         The Pool Reinsurers will not be held liable for nor will they pay any extra contractual damages, including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against the Ceding Company or which may be paid voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by the Ceding Company, its agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

         Special circumstances may arise in which the Pool Reinsurers should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which the Pool Reinsurers were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of the participation of any of the Pool Reinsurers is dependent upon a good-faith assessment of the relative culpability in each case; but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

                            ARTICLE IX - ARBITRATION

1.       BASIS FOR ARBITRATION

         The parties to this Agreement mutually understand and agree that its wording and interpretation is based on the usual customs and practices of the insurance and reinsurance industry. While all parties mutually agree to act in good faith in dealings with each other, it is understood and recognized that situations may arise in which an agreement cannot be reached.

         In the event that any dispute cannot be resolved to the mutual satisfaction of the parties involved, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.       NEGOTIATION

         Within ten (10) days after one of the parties to this Agreement has given the other the first written notification of the specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

         If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

3.       ARBITRATION PROCEEDINGS

         No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give the concerned parties written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

         An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with any of the parties to this Agreement in any way will settle the dispute. Each party will appoint one (1) arbitrator and the two (2) will select a third. If the two (2) arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

         The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

         The arbitration will take place at a site decided upon by the arbitrators unless the involved parties mutually agree otherwise.

         Within sixty (60) days after the arbitration proceedings have been concluded, the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on the parties involved and there will be no further appeal, except that either party may petition any court having jurisdiction regarding the award rendered by the arbitrators.

         The parties involved in the arbitration may agree to extend any of the negotiation or arbitration periods shown in this Article.

         Unless otherwise decided by the arbitrators, the parties involved in the arbitration will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each party will be responsible for its own attorneys' fees.

                             ARTICLE X - INSOLVENCY

1. If the Ceding Company is judged insolvent, the Pool Reinsurers will pay all reinsurance under this Agreement directly to the Ceding Company, its liquidator, receiver or statutory successor on the basis of the Ceding Company's liability under the policy or policies reinsured without decrease because of the insolvency of the Ceding Company. It is understood, however, that in the event of the insolvency of the Ceding Company, its liquidator, receiver or statutory successor will give the Pool Reinsurers written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, the Pool Reinsurers may investigate and interpose at their own expense in the proceedings where the claim is to be adjudicated, any defense which they may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense incurred by the Pool Reinsurers will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Ceding Company. Where two (2) or more Pool Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the Agreement as though the Ceding Company had incurred the expense.

2. If any of the Pool Reinsurers are judged insolvent, they will be considered in default under this Agreement. Amounts due to the insolvent Pool Reinsurer(s) will be paid directly to their liquidator, receiver or statutory successor without diminution because of insolvency of the Pool Reinsurer(s).

3. For the purpose of this Agreement, the Ceding Company or any of the Pool Reinsurers will be deemed insolvent under the following circumstances:

         a) When a cease and desist order or injunction has been issued by the commissioner or a court in that party's state or jurisdiction or domicile, ordering the party to cease and desist from transacting, soliciting or writing any new business of any kind and is reasonably expected to result in conservatorship, rehabilitation, receivership or liquidation; or

         b) When a court order is issued voluntarily or involuntarily placing a party into conservatorship, rehabilitation, receivership or liquidation, or appointing a conservator, rehabilitator, receiver or liquidator to take over the business of the party; or

         c) When a party files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute.

                       ARTICLE XI - INSPECTION OF RECORDS

1.       INSPECTION OF RECORDS

         Any party to this Agreement will have the right at any reasonable time to inspect the papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

                              ARTICLE XII - OFFSET

1. The Ceding Company and any of the Pool Reinsurers will have, and may exercise at any time, the right to offset mutually agreed-to balances due one party from the other against mutually agreed-to balances due the other party. The right of offset is limited to balances due under this Agreement. Subject to state regulations, the right of offset will not be affected nor diminished because of the insolvency of the parties to this Agreement.

                    ARTICLE XIII - EXECUTION OF THE AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed in duplicate at the dates and places shown below, by their respective officers duly authorized to do so.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

TRANSAMERICA LIFE INSURANCE COMPANY

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

EMPLOYERS REASSURANCE CORPORATION

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

GENERAL & COLOGNE LIFE RE OF AMERICA

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

                                 AMENDMENT NO. 1

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       TRANSAMERICA LIFE INSURANCE COMPANY

                                       AND

                        EMPLOYERS REASSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                       THE LINCOLN NATIONAL LIFE INSURANCE

Except as hereinafter specified, all terms and conditions of the Automatic and Facultative Reinsurance Agreement effective the 30th day of September, 2000, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

         Effective July 1, 2001, EXHIBIT A, Retention Schedule of Western Reserve Life, is revised as attached.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

EMPLOYERS REASSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 2

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       TRANSAMERICA LIFE INSURANCE COMPANY

                                       AND

                        EMPLOYERS REASSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                       THE LINCOLN NATIONAL LIFE INSURANCE

Except as hereinafter specified, all terms and conditions of the Automatic and Facultative Reinsurance Agreement effective the 30th day of September, 2000, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

         Effective July 1, 2001, EXHIBIT A, AUTOMATIC ACCEPTANCE LIMITS and EXCLUSION TO AUTOMATIC REINSURANCE COVERAGE, "Jumbo Coverage Limits" are revised as attached.

IN WITNESS WHEREOF, the Ceding Company and the Pool Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

EMPLOYERS REASSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 3

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       TRANSAMERICA LIFE INSURANCE COMPANY

                                       AND

                        EMPLOYERS REASSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                       THE LINCOLN NATIONAL LIFE INSURANCE
                       SCOR LIFE U.S. REINSURANCE COMPANY

Except as hereinafter specified, all terms and conditions of the Automatic and Facultative Reinsurance Agreement effective the 30th day of September, 2000, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

         Effective August 1, 2001, EXHIBIT A, I. REINSURANCE COVERAGE is revised as attached.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

EMPLOYERS REASSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

SCOR RE LIFE U.S. REINSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 4

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        ERC LIFE REINSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                      SWISS RE LIFE & HEALTH AMERICA, INC.
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                       SCOR LIFE U.S. RE INSURANCE COMPANY

Effective January 1, 2003, provisions of this Agreement are extended to cover reinsurance on the WRL Freedom Elite Advisor and WRL Freedom Elite Builder Associates and their riders sold through Western Reserve Life Assurance Co. of Ohio

All other provisions of the Agreement not in conflict with the provisions of this Amendment will continue unchanged.

IN WITNESS THEREOF, the parties hereto have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________       ATTEST: _________________________

TITLE: VP & MANAGING ACTUARY                TITLE:  VP & MANAGING ACTUARY

DATE:                                       DATE:

                        ERC LIFE REINSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      SWISS RE LIFE & HEALTH AMERICA, INC.

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      SCOR LIFE U.S. RE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 5

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        ERC LIFE REINSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                       THE LINCOLN NATIONAL LIFE INSURANCE
                       SCOR LIFE U.S. REINSURANCE COMPANY

Except as hereinafter specified, all terms and conditions of the Automatic and Facultative Reinsurance Agreement effective the 30th day of September, 2000, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

         Effective July 1, 2002, EXHIBIT A, UNDERWRITING GUIDELINES, are revised as attached.

         Article I, Section 5, "Definitions", is revised as attached.

         Article III, Section 2, "Regular Facultative Reinsurance" subsection, is revised as attached.

         Article IV, Section 5, "Adjustable Term Insurance Rider (ATIR) Liability, is revised as attached.

         Article VIII - Claims, 2. Settlement of Claims, is also revised as attached.

IN WITNESS WHEREOF, the Ceding Company and the Pool Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: VP & MANAGING ACTUARY               TITLE: VP & MANAGING ACTUARY

DATE: SEPTEMBER 11, 2002                   DATE: SEPTEMBER 11, 2002

                        EMPLOYERS REASSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                       THE LINCOLN NATIONAL LIFE INSURANCE

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      SCOR RE LIFE U.S. REINSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      AUTOMATIC POOL REINSURANCE AGREEMENT
                 referred to in this Document as the "Agreement"

                             EFFECTIVE JULY 1, 2001

                                      among

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

              referred to in this Agreement as the "Ceding Company"

                                       and

                        EMPLOYERS REASSURANCE CORPORATION

                      GENERAL & COLOGNE LIFE RE OF AMERICA

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      SWISS RE LIFE & HEALTH AMERICA, INC.

       collectively referred to in this Agreement as the "Pool Reinsurers"

                                TABLE OF CONTENTS

Article I         Scope of the Agreement                                       Page 1
                     Parties to the Agreement
                     Effective Date of the Agreement
                     Scope of the Agreement
                     Duration of the Agreement

Article II        Reinsurance Coverage                                         Page 2
                     Automatic Reinsurance
                     Facultative Reinsurance
                     Basis of Reinsurance

Article III       Procedures                                                   Page 4

Article IV        Liability                                                    Page 6

Article V         Reinsurance Rates and Payments                               Page 6
                       Tax Reimbursement
                       Experience Refund

Article VI        Changes to the Reinsurance                                   Page 9
                       Errors and Oversights
                       Misstatement of Age or Sex
                       Changes to the Underlying Policy
                       Reductions, Terminations and Reinstatements

Article VII       Recapture                                                    Page 11

Article VIII      Claims                                                       Page 12

Article IX        Arbitration                                                  Page 16

Article X         Insolvency                                                   Page 18

Article XI        Inspection of Records                                        Page 19

Article XII       Offset                                                       Page 19

Article XIII      Execution of the Agreement                                   Page 20

                                    EXHIBITS

Exhibit A         Reinsurance Coverage
                  Retention Limits
                  Automatic Acceptance Limits
                  Exclusions to Automatic Reinsurance Coverage,
                  including Jumbo Limits

Exhibit B         Administration and Reporting Forms

Exhibit C         Rates and Allowances
                  Net Amount at Risk Calculation

Exhibit D         Conditional Receipt

                       ARTICLE I - SCOPE OF THE AGREEMENT

1.       PARTIES TO THE AGREEMENT

         The Ceding Company and the Pool Reinsurers mutually agree to transact reinsurance business according to the terms of this Agreement. This Agreement is for indemnity reinsurance and the Ceding Company and the Pool Reinsurers are the only parties to the Agreement. There will be no right or legal relationship whatsoever between the Pool Reinsurers and any other person having an interest of any kind in policies reinsured under this Agreement.

2.       FORM OF REINSURANCE

         The form of reinsurance shall be First Dollar Quota Share.

3.       EFFECTIVE DATE OF THE AGREEMENT

         This Agreement will go into effect at 12:01 A.M., July 1, 2001 and will cover policies shown in Exhibit A with an issue date of July 1, 2001 and thereafter.

4.       SCOPE OF THE AGREEMENT

         The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement. There are no other understandings or agreements regarding the policies reinsured other than as expressed in this Agreement. Either the Ceding Company or any of the Pool Reinsurers may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by all parties.

         The Retention Limits and Binding Limits of the Ceding Company as shown in Exhibit A are based only on the amounts of insurance administered by the administrative office of Aegon USA in St Petersburg, Florida and/or by any third party administrator administering insurance on behalf of this administrative office.

5.       DURATION OF THE AGREEMENT

         The duration of this Agreement will be unlimited. However, any of the Pool Reinsurers may terminate their participation in the Agreement for new reinsurance at any time by giving the Ceding Company ninety (90) days prior written notice. The Ceding Company may terminate the entire Pool or the participation of any Pool Reinsurer by giving ninety (90) days prior written notice. Reinsurance will continue to be placed during the ninety-day period. The Ceding Company has the right, upon termination of any Pool Reinsurer under this Agreement, to re-allocate the Pool Reinsurer Percentages among the remaining Pool Reinsurers upon Pool Reinsurers consent, or to name a new Pool Reinsurer to the Agreement. Existing reinsurance will not be affected by the termination of this Agreement or by the termination of the participation of any of the Pool Reinsurers for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as the Ceding Company complies with this Agreement and continues to pay reinsurance premiums as shown in Article V (Reinsurance Rates and Payment). The Pool Reinsurers will accept liability for any claims or premium refunds which are not reported to them within ninety (90) days following the termination or expiry of the last cession reinsured under this Agreement, provided that the Ceding Company has taken prompt and reasonable action to identify those claims.

6.       DEFINITIONS

         INITIAL SPECIFIED AMOUNT: AMOUNT shown on the Policy Schedule page of the life insurance contract.

         POOL REINSURER PERCENTAGE: Reinsurer's percentage of risk on Automatic Reinsurance and Special Pool Facultative Reinsurance.

         PARTICIPATION PERCENTAGE: PERCENTAGE that the facultative reinsurer agrees to reinsure on Regular Facultative Reinsurance.

                        ARTICLE II - REINSURANCE COVERAGE

1.       AUTOMATIC REINSURANCE

         The Pool Reinsurers will automatically accept reinsurance of life benefits for individually underwritten ordinary life policies on the lives of permanent residents of the United States or United States Territories in accordance with the provisions and limitations shown in Exhibit A.

         The Pool Reinsurers will also automatically accept reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A, Part I.

         The Ceding Company has the right to modify its retention limits shown in Exhibit A, Part II at any time. If the retention limits are reduced, the Ceding Company will notify the Pool Reinsurers in writing before reinsurance can be ceded on the basis of the reduced retention limits.

         The Pool Reinsurers have the right to amend the Automatic Acceptance Limits shown in Exhibit A, Part III if the Ceding Company modifies its retention limits. The Pool Reinsurers also have the right to modify the Automatic Acceptance Limits if the Ceding Company elects to participate in another arrangement or arrangements to secure additional automatic binding capacity. However, the Pool Reinsurers must exercise their option to amend the Automatic Acceptance Limits within ninety (90) days of notification of the change in retention limits or the placement of additional automatic binding capacity.

2.       FACULTATIVE REINSURANCE

         Applications for reinsurance of amounts in excess of the Automatic Acceptance Limits, and any risks which the Ceding Company does not care to cede automatically or may not be so ceded under the terms of this Agreement, may be submitted to the Lead Facultative Reinsurer specified in Exhibit A for facultative consideration either as the Lead Facultative Reinsurer for the Pool Reinsurers or as an independent reinsurer, as described in Article III. Procedures below.

         If the Ceding Company determines to replace the Lead Facultative Reinsurer, it will be necessary to appoint a replacement Lead Facultative Reinsurer and such replacement will be appointed by the Ceding Company. The Ceding Company will notify all Pool Reinsurers thirty (30) days prior to the assignment of the new Lead Facultative Reinsurer.

3.       FACULTATIVE REINSURANCE OUTSIDE THIS AGREEMENT

         The Ceding Company retains the right to reinsure facultatively with any reinsurer who is not a Pool Reinsurer. In such case, the risk shall not be covered under this Agreement. The Ceding Company will attempt to place business facultatively outside this Agreement only after having failed to obtain desired facultative reinsurance from among the Pool Reinsurers.

4.       BASIS OF REINSURANCE

         Life reinsurance under this Agreement will be on the Monthly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured into the Pool. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Part I.

         Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.

                            ARTICLE III - PROCEDURES

1.       AUTOMATIC REINSURANCE

         Individual notification for the placement of automatic reinsurance will not be necessary. Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), new business or changes to existing reinsurance will be shown on the Ceding Company's periodic billing report.

2.       FACULTATIVE REINSURANCE INSIDE THIS AGREEMENT

         SPECIAL POOL FACULTATIVE REINSURANCE. If a case is submitted to the Lead Facultative Reinsurer for the Pool Reinsurers for facultative consideration, the Lead Facultative Reinsurer can authorize the Ceding Company to cede to the Pool Reinsurers the excess, if any, over the Ceding Company's regular retention for the risk amounts described in Exhibit A, IV. The Lead Facultative Reinsurer can authorize the Ceding Company to cede to the Pool Reinsurers their respective Pool Reinsurer Percentage shown in Exhibit A. Submissions cannot be made to the Lead Facultative Reinsurer on cases submitted facultatively to other reinsurers, including other Pool Reinsurers, nor when the amount applied for and in force with all companies exceeds the Jumbo Coverage Limit as identified in Exhibit A, V.2. When submitting a case to the Lead Facultative Reinsurer, the Ceding Company will indicate whether it is asking the Lead Facultative Reinsurer to act as Lead Facultative Reinsurer for the Pool Reinsurers or as an independent reinsurer. The Ceding Company will submit to the Lead Facultative Reinsurer copies of the original application, the complete underwriting file and all other information the Ceding Company may have pertaining to the insurability of the risk. The Lead Facultative Reinsurer shall promptly communicate an offer of reinsurance on the risk to the Ceding Company. The Lead Facultative Reinsurer's evaluation of the case will be used to issue the case and to bind all Pool Reinsurers.

         When a policy is placed in force on which reinsurance is to be ceded to the Pool Reinsurers, the Ceding Company will notify the Pool Reinsurers that the reinsurance has been effected by including an entry on the Ceding Company's next periodic billing report.

         REGULAR FACULTATIVE REINSURANCE. If the amount of reinsurance required is in excess of the Ceding Company's regular retention or if the case is being or has been submitted to other reinsurers for facultative consideration, the Special Pool Facultative Reinsurance coverage does not apply. Such cases may be submitted to the Lead Facultative Reinsurer for its own account independent of the Pool Reinsurers. On such cases, if the Lead Facultative Reinsurer makes an offer to reinsure the risk, the Ceding Company must accept the offer during the lifetime of the proposed insured, but not later than one hundred twenty days after the offer is made, to effect the reinsurance.

         The Company's acceptance of the Lead Facultative Reinsurer's offer will be documented by a dated notation in the Ceding Company's underwriting file and subsequent formal notice to the Lead Facultative Reinsurer.

3.       REFERENCE MATERIALS

         Upon request and subject to availability, the Ceding Company will use its best efforts to obtain reference materials which may be required by the Pool Reinsurers for proper administration of reinsurance under this Agreement.

                             ARTICLE IV - LIABILITY

1.       AUTOMATIC REINSURANCE

         Subject to the provisions of Article VI, Section 4 and Article VII, the liability of the Pool Reinsurers for reinsurance placed automatically under this Agreement will begin and end simultaneously with that of the Ceding Company for the underlying policy on which reinsurance is based.

2.       FACULTATIVE REINSURANCE

         The liability of the Pool Reinsurers (when the Lead Facultative Reinsurer is acting on behalf of the Pool Reinsurers) shall commence simultaneously with that of the Ceding Company provided the Ceding Company has accepted, during the lifetime of the insured and within one hundred twenty (120) days of the offer, a facultative offer made by the Lead Facultative Reinsurer on that life.

         The liability of a Pool Reinsurer acting as an independent reinsurer shall commence simultaneously with that of the Ceding Company provided the Ceding Company has accepted, during the lifetime of the insured and within one hundred twenty (120) days of the offer, a facultative offer made by the Pool Reinsurer on that life.

3.       CONDITIONAL RECEIPT LIABILITY

         The Pool Reinsurers will be liable for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt to the extent that the Ceding Company is liable.

4.       CONTINUATION OF LIABILITY

         Continuation of the Pool Reinsurers' liability is conditioned on the Ceding Company's payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS

1.       REINSURANCE RATES

         The rates that the Ceding Company will pay to the Pool Reinsurers for reinsurance covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount at risk reinsured as of that period.

         For reasons relating to deficiency reserve requirements by the various state insurance departments, the rates shown in Exhibit C cannot be guaranteed for more than one year. While all parties anticipate that reinsurance rates shown in Exhibit C will continue to be charged, it may become necessary to charge a guaranteed rate that is the greater of the rate from Exhibit C or the corresponding statutory net premium rate based on the required statutory valuation mortality table at 4.5% interest for the applicable mortality rating.

         If the original policy is issued with interim insurance, the Ceding Company will pay the Pool Reinsurers a reinsurance rate for the interim period that is the same percentage of the first year premium that the interim period bears to twelve (12) months. The rate that the Ceding Company pays the Pool Reinsurers for the first policy year after the interim period will be calculated on the basis of the full annual reinsurance rate.

         All financial transactions under this Agreement will be in United States dollars, unless the parties mutually agree to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C, if necessary.

2.       PAYMENTS

         The Ceding Company will be responsible for administration of the periodic reporting of its statements of account and payment of balances due to the Pool Reinsurers as shown in Exhibit B.

         Within thirty (30) days after the close of each reporting period, the Ceding Company will send each Pool Reinsurer a statement of account for that period along with payment of the full balance due. If the statement of account shows a balance due the Ceding Company, each Pool Reinsurer will remit the appropriate amount within thirty (30) days of receipt of the statement of account.

         In order to eliminate reporting of trivial amounts, the Ceding Company will send statements of account to the Pool Reinsurers monthly, but will only send payment when the total balance due equals or exceeds $100.00.

         The Ceding Company's timely payment of reinsurance premiums is a condition precedent to the continued liability of the Pool Reinsurers. If the Ceding Company has not paid the balance due to the Pool Reinsurers by the thirty-first (31st) day following the close of the reporting period, the Pool Reinsurers have the right to give thirty
         (30) days' written notice of their intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty (30) day period, the liability of the Pool Reinsurers will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though reinsurance has been terminated, the Ceding Company will continue to be liable for the payment of unpaid balances along with interest charges equivalent to the 30 Day Treasury Bill rate as published in the Money Rate Section or any successor section of The Wall Street Journal on the first business day following the date the premiums are deemed delinquent.

         Reinsurance terminated for non-payment of balances due may be reinstated at any time within sixty (60) days of the date of termination, by the Ceding Company's payment of all balances due and interest charged in full to the Pool Reinsurers. However, the Pool Reinsurers will have no liability for claims incurred between the termination date and the reinstatement date.

3.       TAX REIMBURSEMENTS

         Details of any reimbursement of premium taxes that the Ceding Company pays on behalf of reinsurance payments to the Pool Reinsurers are shown in Exhibit C, Section VIII. (Premium Taxes).

         The parties mutually agree to the following pursuant to Section 1.848-2
         (g) (8) of the Income Tax Regulation issued December 29, 1992 under
         Section 848 of the Internal Revenue Code of 1986, as amended. This election will be effective for all taxable years for which this Agreement remains in effect.

         The terms used in this Section are defined in Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Section 1.848-2
         (f) or "gross premium and other consideration" as defined in Section 1.848-3 (b), as appropriate.

         a) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the General Deductions Limitation of IRC
                  Section 848 (c) (1).

         b) The parties mutually agree to exchange information pertaining to the amount of net consideration under this Agreement by May 1 of each year to ensure consistency. The parties also mutually agree to exchange information otherwise required by the Internal Revenue Service. Any disputes regarding the information provided by the parties will be resolved no later than June 1 of each year.

4.       EXPERIENCE REFUND

         Details of any Experience Refund payable to the Ceding Company will be shown in Exhibit C. Section XI. (Experience Refund).

                     ARTICLE VI - CHANGES TO THE REINSURANCE

1.       ERRORS AND OVERSIGHTS

         Unintentional clerical errors, omissions or misunderstandings in the administration of the Agreement by the Ceding Company or any Pool Reinsurer shall not invalidate the reinsurance hereunder provided the error, omission or misunderstanding is corrected promptly after discovery. All parties shall be restored, to the extent possible, to the position they would have occupied had the error, omission or misunderstanding not occurred, but the liability of any Pool Reinsurer under this Agreement shall in no event exceed the limits specified herein.

2.       MISSTATEMENT OF AGE OR SEX

         If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in the underlying policy, all parties will share in the change in proportion to their original liabilities at the time the policy was issued.

3.       CHANGES TO THE UNDERLYING POLICY

         a) All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. The Ceding Company will notify the Pool Reinsurers of the change and the appropriate premium adjustment on its periodic statement of account.

         b) Increases resulting from contractual provisions and policies, including policies in corridor, with increasing net amounts at risk will not be considered new business and will continue to be reinsured under this Agreement. Such increases will be reinsured on a point in scale basis utilizing the attained age reinsurance premiums.

         c) Increases in the death benefit of policies that are not currently reinsured, but on which we have kept our full retention, will also be reinsured on a point in scale basis utilizing the attained age reinsurance premiums.

         d) All other increases up to the Automatic Binding Limit do not require the Pool Reinsurers' approval. Increases that would result in the total Net Amount of Risk exceeding the Automatic Binding Limits at the attained age of the insured are subject to the approval of any Pool Reinsurer prior to such Pool Reinsurer being bound. The Ceding Company will provide the Pool Reinsurer copies of all documents relating to the change in coverage.

4.       REDUCTIONS, TERMINATIONS AND REINSTATEMENTS

         If any part of the underlying policy on a life reinsured under this Agreement is reduced or terminated, the amount reinsured will also be reduced or terminated to the extent that the Ceding Company will continue to maintain its appropriate retention limit as shown in Exhibit A for the issue age and table rating of the insured. The Ceding Company will not be required to assume amounts in excess of the retention limit that was in force when the affected policy was issued.

         Reductions or terminations to any one policy will neither affect nor change the Ceding Company's retention on existing policies covering the same insured life.

         The amount of the reduction will be applied on a proportional basis to each Pool Reinsurer's net amount at risk at the same proportion that the Pool Reinsurer's initial amount of reinsurance bore to the total initial amount reinsured.

         If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance coverage will also terminate.

         If a policy reinsured automatically lapses and is reinstated in accordance with the Ceding Company's standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. Otherwise, the Pool Reinsurer that bound the reinsurance initially must approve the reinstatement for facultative consideration. If the Pool Reinsurer assumes the risk, then the Ceding Company will reinstate the policy. The Ceding Company will provide the Pool Reinsurers with copies of reinstatement papers only upon request. The Ceding Company will notify the Pool Reinsurers of the reinstatement on its periodic statement of account, and it will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of any interest collected. Thereafter, reinsurance payments will be in accordance with
         Article V. (Reinsurance Rates and Payments).

                             ARTICLE VII - RECAPTURE

1.       BASIS OF RECAPTURE

         If the Ceding Company increases its retention limits shown in Exhibit A, II. it may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if:

         a) the Ceding Company has maintained the maximum retention limit for the age and mortality rating of the insured when the underlying policy was issued. Policies on which the Ceding Company retained a reduced retention or no retention will not be eligible for recapture; and

         b) the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX. The recapture period will always be measured from the original policy issue date.

2.       METHOD OF RECAPTURE

         The Ceding Company will give the Pool Reinsurers written notice of its intention to recapture within ninety (90) days of the effective date of the retention increase. If the Ceding Company elects to recapture at a later date, it will give the Pool Reinsurers additional written notice before beginning the recapture.

         When the Ceding Company has given the Pool Reinsurers written notice of intent to recapture, and the date that the recapture will begin:

         a)       All eligible policies will be recaptured;

         b) Reinsurance will be reduced on the next anniversary date of each eligible policy;

         c) Reinsurance on each eligible policy will be reduced by an amount that will increase the Ceding Company's retention to the then current limit set forth in Exhibit A, as amended.

         d) If there is reinsurance in force in other reinsurers on any one insured life, the reduction of the reinsurance in force under this Agreement will be in the same proportion that the amount reinsured with the Pool Reinsurers bears to the total reinsurance coverage on the life, if the other reinsurance is eligible for recapture at the same time;

         e) If at the time of recapture the insured is disabled and premiums are being waived under any type of Disability Benefit Rider, only the life benefit will be recaptured. The reinsured portion of the Disability Benefit Rider will remain in force until the policy is returned to premium-paying status, at which time it will be eligible for recapture.

         If the Ceding Company omits or overlooks the recapture of any eligible policy or policies, the acceptance of reinsurance payments by the Pool Reinsurers after the date the recapture would have taken place will not cause the Pool Reinsurers to be liable for the amount of the risk that would have been recaptured. The Pool Reinsurers will be liable only for a refund of reinsurance payments received, without interest.

         If the Ceding Company's retention increase is due to its purchase by or purchase of another company, or its merger, assumption or any other affiliation with another company, no immediate recapture will be allowed. However, the Ceding Company may recapture eligible policies once the Recapture Period set out in Exhibit C, Section IX. has expired.

                              ARTICLE VIII - CLAIMS

1.       NOTICE OF CLAIM

         Subject to the provisions of Section 2 of this Article, the Ceding Company will report the claims on a bulk basis for policies with face amounts less than $1,750,000. The Ceding Company will notify the Pool Reinsurers promptly when it receives notice that a claim with a face amount of $1,750,000 or greater has been incurred on a policy reinsured under this Agreement, and it will also forward copies of the death certificate and the claimant's statement as each document becomes available. The Ceding Company will send copies of additional information on the claim, including copies of the application and underwriting papers, upon the request of any of the Pool Reinsurers.

2.       SETTLEMENT OF CLAIMS

         For non-contestable claims on policies with face amounts of $1,750,000 or less, including compromises, the Pool Reinsurers will accept the good faith decision of the Ceding Company. The Ceding Company will consult with the Pool Reinsurers whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         For claims on policies with face amounts in excess of $1,750,000, the Lead Claim Reinsurer specified in Exhibit A will review the claim papers on behalf of the other Pool Reinsurers. The Ceding Company will consult with the Lead Claim Reinsurer before the Ceding Company makes any admission or acknowledgment of the validity of the claim. The action taken by the Lead Claim Reinsurer will be binding on the other Pool Reinsurers.

         Once the Pool Reinsurers have received the proofs cited in Section 1 of this Article, and upon evidence of the Ceding Company's settlement with the claimant, they will discharge their net reinsurance liability by paying one lump sum to the Ceding Company. The Pool Reinsurers will also reimburse the Ceding Company for any unearned premiums.

         The Ceding Company will consult with the Pool Reinsurers before conceding any liability or making any settlement with the claimant whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         Claim settlements will be administered in good faith, according to the standard procedures the Ceding Company applies to all claims, whether reinsured or not.

3.       CONTESTED CLAIMS

         The Ceding Company will immediately notify the Pool Reinsurers if it intends to contest, compromise or litigate a claim involving reinsurance and will give each Pool Reinsurer an opportunity to review the claim papers. If any Pool Reinsurer prefers not to participate in the contest, compromise or claim litigation, that Pool Reinsurer will notify the Ceding Company of its decision within fifteen (15) days of its receipt of the claim papers, and that Pool Reinsurer will immediately pay the full amount of reinsurance due to the Ceding Company. Once the Pool Reinsurer has paid its reinsurance liability, it will not be liable for legal and/or investigative expenses, it will have no further liability for expenses associated with the contest, compromise or litigation and it will not share in any subsequent increase or reduction of the policy face amount.

         When the Pool Reinsurers agree to participate in a contest, compromise or claim litigation involving reinsurance, the Ceding Company will give each participating Pool Reinsurer prompt notice of the beginning of any legal proceedings involving the contested policy. The Ceding Company will promptly furnish the participating Pool Reinsurers with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

         The participating Pool Reinsurers will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as their Net Amount at Risk bears to the Ceding Company's Net Amount at Risk. The participating Pool Reinsurers will not reimburse expenses associated with non-reinsured policies.

         If the contest, compromise or litigation results in a reduction in the liability of the contested policy, the participating Pool Reinsurers will share in the reduction in the same proportion that the amount reinsured with each Pool Reinsurer bore to the amount payable under the terms of the policy on the date of death of the insured.

         If the contest, compromise or litigation results in a dismissal of the claim and a return of the premium to the claimant and/or to the beneficiary(ies), the participating Pool Reinsurers will refund all premiums that the Ceding Company has paid to them.

4.       CLAIM EXPENSES

         The Pool Reinsurers that have elected to participate in a contest, compromise or claim litigation will pay their proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable:

         a)       investigative expenses;

         b)       outside legal counsel fees;

         c) penalties and interest imposed automatically by statute and rising solely out of a judgment rendered against the issuing company in a suit for policy benefits, so long as such penalties and interests do not compensate the Ceding Company for new elements of extra-contractual damages.

         d) interest paid to the claimant on death benefit proceeds according to the practices of the Ceding Company and either at the same rate as used by the Ceding Company, or at the rate prescribed by state law.

         The Pool Reinsurers' share of claim expenses will be in the same proportion that their liability bears to the liability of the Ceding Company.

         The Ceding Company will be responsible for payment of the following claim expenses, which are not considered items of "net reinsurance liability" as referenced in Section 2. of this Article:

         a) routine administrative expenses for the home office or elsewhere, including the salaries of the Ceding Company's employees;

         b) expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which the Ceding Company admits are payable.

5.       EXTRA CONTRACTUAL DAMAGES

         The Pool Reinsurers will not be held liable for nor will they pay any extra contractual damages, including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against the Ceding Company or which may be paid voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by the Ceding Company, its agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

         Special circumstances may arise in which the Pool Reinsurers should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which the Pool Reinsurers were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of the participation of any of the Pool Reinsurers is dependent upon a good-faith assessment of the relative culpability in each case; but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

                            ARTICLE IX - ARBITRATION

1.       BASIS FOR ARBITRATION

         The parties to this Agreement mutually understand and agree that its wording and interpretation is based on the usual customs and practices of the insurance and reinsurance industry. While all parties mutually agree to act in good faith in dealings with each other, it is understood and recognized that situations may arise in which an agreement cannot be reached.

         In the event that any dispute cannot be resolved to the mutual satisfaction of the parties involved, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.       NEGOTIATION

         Within ten (10) days after one of the parties to this Agreement has given the other the first written notification of the specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

         If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

3.       ARBITRATION PROCEEDINGS

         No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give the concerned parties written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

         An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with any of the parties to this Agreement in any way will settle the dispute. Each party will appoint one (1) arbitrator and the two (2) will select a third. If the two (2) arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

         The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

         The arbitration will take place at a site decided upon by the arbitrators unless the involved parties mutually agree otherwise.

         Within sixty (60) days after the arbitration proceedings have been concluded, the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on the parties involved and there will be no further appeal, except that either party may petition any court having jurisdiction regarding the award rendered by the arbitrators.

         The parties involved in the arbitration may agree to extend any of the negotiation or arbitration periods shown in this Article.

         Unless otherwise decided by the arbitrators, the parties involved in the arbitration will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each party will be responsible for its own attorneys' fees.

                             ARTICLE X - INSOLVENCY

1. If the Ceding Company is judged insolvent, the Pool Reinsurers will pay all reinsurance under this Agreement directly to the Ceding Company, its liquidator, receiver or statutory successor on the basis of the Ceding Company's liability under the policy or policies reinsured without decrease because of the insolvency of the Ceding Company. It is understood, however, that in the event of the insolvency of the Ceding Company, its liquidator, receiver or statutory successor will give the Pool Reinsurers written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, the Pool Reinsurers may investigate and interpose at their own expense in the proceedings where the claim is to be adjudicated, any defense which they may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense incurred by the Pool Reinsurers will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Ceding Company. Where two (2) or more Pool Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the Agreement as though the Ceding Company had incurred the expense.

2. If any of the Pool Reinsurers are judged insolvent, they will be considered in default under this Agreement. Amounts due to the insolvent Pool Reinsurer(s) will be paid directly to their liquidator, receiver or statutory successor without diminution because of insolvency of the Pool Reinsurer(s).

3. For the purpose of this Agreement, the Ceding Company or any of the Pool Reinsurers will be deemed insolvent under the following circumstances:

         a) When a cease and desist order or injunction has been issued by the commissioner or a court in that party's state or jurisdiction or domicile, ordering the party to cease and desist from transacting, soliciting or writing any new business of any kind and is reasonably expected to result in conservatorship, rehabilitation, receivership or liquidation; or

         b) When a court order is issued voluntarily or involuntarily placing a party into conservatorship, rehabilitation, receivership or liquidation, or appointing a conservator, rehabilitator, receiver or liquidator to take over the business of the party; or

         c) When a party files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute.

                       ARTICLE XI - INSPECTION OF RECORDS

1.       INSPECTION OF RECORDS

         Any party to this Agreement will have the right at any reasonable time to inspect the papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

                              ARTICLE XII - OFFSET

1. The Ceding Company and any of the Pool Reinsurers will have, and may exercise at any time, the right to offset mutually agreed-to balances due one party from the other against mutually agreed-to balances due the other party. The right of offset is limited to balances due under this Agreement. Subject to state regulations, the right of offset will not be affected nor diminished because of the insolvency of the parties to this Agreement.

                    ARTICLE XIII - EXECUTION OF THE AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed in duplicate at the dates and places shown below, by their respective officers duly authorized to do so.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

EMPLOYERS REASSURANCE CORPORATION

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

GENERAL & COLOGNE LIFE RE OF AMERICA

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

SWISS RE LIFE & HEALTH AMERICA, INC.

By: _________________________________      Attest: __________________________

Title: ______________________________      Title: ___________________________

Date: _______________________________      Date: ____________________________

                                 AMENDMENT NO. 1

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        EMPLOYERS REASSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      SWISS RE LIFE & HEALTH AMERICA, INC.

Except as hereinafter specified, all terms and conditions of the Automatic Pool Reinsurance Agreement ("Agreement") effective the 1st day of July, 2001 shall apply, and this Amendment is to be attached to and made part of the Agreement.

In accordance with the provisions of Article I, Duration of Agreement, The Lincoln National Life Insurance Co. is hereby cancelled for and as to the submission of new business effective April 1, 2002. By mutual consent, both Western Reserve Life Assurance Co. of Ohio and The Lincoln National Life Insurance Co. waive the ninety-day notice clause.

Reinsurance in force and active on April 1, 2002 with The Lincoln National Life Insurance Co. shall continue to be covered under the provisions of the Agreement until termination or natural expiry of the underlying policies, subject to the payment of reinsurance premiums as set forth in Article V.

All terms and conditions of the Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of April 1, 2002.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: ________________________________       ATTEST:  _________________________

TITLE: VP & MANAGING ACTUARY               TITLE: VP & MANAGING ACTUARY

DATE: APRIL 15, 2002                       DATE: APRIL 15, 2002

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 2

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        EMPLOYERS REASSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                      SWISS RE LIFE & HEALTH AMERICA, INC.
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                       SCOR LIFE U.S. RE INSURANCE COMPANY

Except as hereinafter specified, all terms and conditions of the Automatic Pool Reinsurance Agreement ("Agreement") effective the 1st day of July, 2001 shall apply, and this Amendment is to be attached to and made part of the Agreement.

Exhibit A and Exhibit C are hereby amended as attached. All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of April 1, 2002.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: VP & MANAGING ACTUARY               TITLE: VP & MANAGING ACTUARY

DATE: APRIL 15, 2002                       DATE: APRIL 15, 2002

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                       SCOR LIFE U.S. RE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 3

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        ERC LIFE REINSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                      SWISS RE LIFE & HEALTH AMERICA, INC.
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                       SCOR LIFE U.S. RE INSURANCE COMPANY

Except as hereinafter specified, all terms and conditions of the Automatic Pool Reinsurance Agreement ("Agreement") effective the 1st day of July, 2001 shall apply, and this Amendment is to be attached to and made part of the Agreement.

Effective July 1, 2002, it is agreed that the following sentence is added to Exhibit C, Section II, Rates for Life Reinsurance:

       On Joint Life business, the Single Life rates will be combined according to the Frasier method.

All other provisions of the Reinsurance Agreement will continue unchanged.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of July 1, 2002

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: VP & MANAGING ACTUARY               TITLE: VP & MANAGING ACTUARY

DATE: SEPTEMBER 13, 2002                   DATE: SEPTEMBER 13, 2002

                        ERC LIFE REINSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      SWISS RE LIFE & HEALTH AMERICA, INC.

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                       SCOR LIFE U.S. RE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                                 AMENDMENT NO. 4

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       AND

                        ERC LIFE REINSURANCE CORPORATION
                      GENERAL & COLOGNE LIFE RE OF AMERICA
                      SWISS RE LIFE & HEALTH AMERICA, INC.
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                       SCOR LIFE U.S. RE INSURANCE COMPANY

Effective January 1, 2003, provisions of this Agreement are extended to cover reinsurance on the WRL Freedom Elite Advisor and WRL Freedom Elite Builder Associates and their riders sold through Western Reserve Life Assurance Co. of Ohio

All other provisions of the Agreement not in conflict with the provisions of this Amendment will continue unchanged.

IN WITNESS THEREOF, the parties hereto have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers:

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BY: _________________________________      ATTEST: __________________________

TITLE: VP & MANAGING ACTUARY               TITLE: VP & MANAGING ACTUARY

DATE:                                      DATE:

                        ERC LIFE REINSURANCE CORPORATION

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      GENERAL & COLOGNE LIFE RE OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                      SWISS RE LIFE & HEALTH AMERICA, INC.

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________

                       SCOR LIFE U.S. RE INSURANCE COMPANY

BY: _________________________________      ATTEST: __________________________

TITLE: ______________________________      TITLE: ___________________________

DATE: _______________________________      DATE: ____________________________